UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 11, 2014 (December 5, 2014)

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

(Exact Name of Registrant as Specified in Its Charter)

IOWA	000-53041	20-2735046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10868 189th Street, Council Bluffs, Iowa	51503
(Address of Principal Executive Offices)	(Zip Code)

(712) 366-0392

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Following conclusion of a very successful fiscal year ended September 30, 2014, Southwest Iowa Renewable Energy, LLC (the “Company”) is in a position to retire outstanding convertible subordinated debt in the approximate principal amount of $26,000,000 (the “Convertible Debt”) held by the Company’s strategic partners, Bunge North America, Inc. (“Bunge”) and ICM Investments, LLC (“ICM”).  On November 21, 2014, the Company gave notice to Bunge and ICM that it would pay the subordinated debt in full on December 22, 2014.  The Convertible Debt terms provide that Bunge and ICM may convert the subordinated debt into the Company’s units with a conversion price of $3,000 per unit.  The Company’s equity value per unit at September 30, 2014 was approximately $7,570 per unit.

In connection with the agreement by each of Bunge and ICM not to convert the Convertible Debt into units, the Company has entered into a number of agreements with Bunge and ICM, which are summarized below.

Bunge Agreements

Effective as of December 5, 2014, Southwest Iowa Renewable Energy, LLC (the “Company”) entered into an Amended and Restated Ethanol Purchase Agreement (the “Ethanol Agreement”) with Bunge North America, Inc. (“Bunge”), a significant equity holder of the Company.  The Ethanol Agreement replaces the prior ethanol agreement by and between the Company and Bunge dated January 1, 2012.  Under the Ethanol Agreement, the Company has agreed to sell Bunge all of the ethanol produced by the Company, and Bunge has agreed to purchase the same.  The Company will pay Bunge a per-gallon fee for ethanol sold by Bunge for the Company under the Ethanol Agreement subject to a maximum and maximum annual fee.  The initial term of the Ethanol Agreement expires on December 31, 2019, however it will automatically renew for one five year term unless Bunge provides the Company with notice of election to terminate 180 days prior to the end of the initial term.

The Company and Bunge entered into an Amended and Restated Grain Feedstock Agency Agreement effective December 5, 2014 (the “Agency Agreement”).  The Agency Agreement terminates the Grain Feedstock Supply Agreement by and between the Company and Bunge dated December 15, 2008 (the “Grain Supply Agreement”) and amends and restates the Grain Feedstock Agency Agreement by and between the Company and Bunge dated as of October 13, 2006 (the “Agency Agreement,” with the Grain Supply Agreement, the “Bunge Supply Agreements”).  The Agency Agreement provides that Bunge will procure supply for the Company of U.S. number 2 yellow corn feedstock for its facility.  The Company will pay Bunge a per bushel fee, subject to a minimum and maximum fee.  The initial term of the Agency Agreement begins on January 1, 2015 and expires on December 31, 2019.  The Agency Agreement will automatically renew for one additional five year term unless Bunge provides notice of election to the Company to terminate 180 days prior to the end of the initial term.

Starting with the 2015 crop year, the Company has determined to begin using corn containing Syngenta Seeds, Inc.’s proprietary Enogen® technology (“Enogen Corn”) for a portion of its ethanol production needs.  The Company will contract directly with growers to produce Enogen Corn for sale to the Company.  Consistent with the Agency Agreement, the Company and Bunge entered into a Services Agreement regarding Corn Purchases effective December 5, 2014 (the “Services Agreement”).  Under the Services Agreement, the Company will originate all Enogen Corn for its facility and Bunge will assist the Company with certain administrative matters related to Enogen Corn, including facilitating delivery of Enogen Corn to the facility.  The Company will pay Bunge a per bushel service fee for Enogen Corn utilized by the Company.  The initial term of the Services Agreement begins on January 1, 2015 and expires on December 31, 2019.  The Services Agreement will automatically renew for one additional five year term unless Bunge provides notice of election to the Company to terminate 180 days prior to the end of the initial term.

Effective December 5, 2014, the Company and Bunge entered into an Amended and Restated Distiller’s Grain Purchase Agreement (the “DG Purchase Agreement”).  The DG Purchase Agreement replaces the Distiller’s Grain Purchase Agreement by and between the Company and Bunge dated as of October 13, 2006, as amended.  Under the DG Purchase Agreement, Bunge will purchase all distiller’s grains produced by the Company facility, including those without solubles and wet and dry distiller’s grains with solubles (“DGS”).  Under the DG Purchase Agreement, Bunge will receive a fee based on the net sale price of DGS, subject to a minimum and maximum annual fee.  The initial term of the DG Purchase Agreement began effective December 5, 2014 and expires on December 31, 2019.  The DG Purchase Agreement will automatically renew for one additional five year term unless Bunge provides notice of election to the Company to terminate 180 days prior to the end of the initial term.

In addition, the Company and Bunge executed a letter agreement (the “Letter Agreement”) on December 5, 2015.  Under the Letter Agreement, effective December 31, 2014, the Company and Bunge have agreed to terminate the Corn Oil Agency Agreement dated as of November 12, 2010 by and between the Company and Bunge and the Risk Management Services Agreement by and between the Company and Bunge dated as of December 15, 2008.  In addition, in the Letter Agreement Bunge agreed that it would not convert the Convertible Debt held by Bunge into units.

The foregoing descriptions of the Ethanol Agreement, the Agency Agreement, the Services Agreement, the DG Purchase Agreement and the Letter Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of these agreements, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively to this Current Report on Form 8-K and incorporated herein by this reference.

ICM Agreement

On December 5, 2014,  the Company and ICM executed a Waiver and Forbearance Agreement, which was subsequently amended (the “Waiver Agreement”).  Under the Waiver Agreement, the Company has agreed to waive the minimum required period for notice of conversion such that ICM may effect conversion of its Convertible Debt on December 19, 2014.  The Company and ICM are in final negotiations on contractual arrangements related to ICM’s units in the Company which are anticipated to be concluded prior to December 19, 2014.

The foregoing description of the Waiver Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of this agreement, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1
Amended and Restated Ethanol Purchase Agreement dated effective December 5, 2014 by and between Southwest Iowa Renewable Energy, LLC and Bunge North America, Inc.  Portions of the Ethanol Purchase Agreement have been omitted pursuant to a request for confidential treatment.

10.2
Amended and Restated Grain Feedstock Agency Agreement dated effective December 5, 2014 by and between Southwest Iowa Renewable Energy, LLC and Bunge North America, Inc.  Portions of the Grain Feedstock Agency Agreement have been omitted pursuant to a request for confidential treatment.

10.3
Amended and Restated Distiller’s Grain Purchase Agreement dated effective December 5, 2014 by and between Southwest Iowa Renewable Energy, LLC and Bunge North America, Inc.  Portions of the Distiller’s Grain Purchase Agreement have been omitted pursuant to a request for confidential treatment.

10.4
Services Agreement Regarding Corn Purchases dated effective December 5, 2014 by and between Southwest Iowa Renewable Energy, LLC and Bunge North America, Inc.  Portions of the Services Agreement have been omitted pursuant to a request for confidential treatment.

10.5	Letter Agreement dated effective December 5, 2014 by and between Southwest Iowa Renewable Energy, LLC and Bunge North America, Inc.
10.6	Waiver and Forbearance Agreement dated effective December 5, 2104, by and between Southwest Iowa Renewable Energy, LLC and ICM Investments, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST IOWA RENEWABLE ENERGY, LLC

	By:	/s/ Brett L. Frevert
Date: December 11, 2014		Brett L. Frevert
CFO and Principal Financial Officer